UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2026

CARPARTS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4910 Airport Plaza Drive, Suite 300, Long Beach CA 90815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On March 21, 2026, CarParts.com, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, in a private placement, an aggregate of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $0.80 per share for gross proceeds of $8.0 million (the “Transaction”). The closing of the Transaction is subject to conditions and covenants typical for this type of transaction.

The Company intends to use the net proceeds from the private placement to fund the Company’s inventory investments.

Pursuant to the Purchase Agreement, each Purchaser agreed, for a period of six months from the closing date, not to transfer or hedge the Shares, subject to specified exceptions; prior to any transfer outside those exceptions, the Company has a five business day right to purchase the applicable Shares on substantially the same terms, and during such lock up period each Purchaser agreed to vote its shares in the same relative proportions as votes cast by the Company’s other stockholders and to be present for quorum purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Purchasers, and customary conditions and other obligations of the parties. The securities were offered and sold in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 and is incorporated by reference. The Purchase Agreement is not intended to provide any factual information about the Company or the Purchasers. The representations, warranties and covenants contained in the Purchase Agreement (i) have been made solely for the purposes of the Purchase Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) are not intended as statements of fact to be relied upon by holders of shares of Company Common Stock or others, but rather as a way of allocating the risk between the parties in the event that the statements therein prove to be inaccurate; (iv) may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; (v) may no longer be true as of a given date; and (vi) may apply standards of materiality in a way that is different from what may be viewed as material by holders of shares of Company Common Stock or others. Holders of shares of Company Common Stock and others are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or the Purchasers. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Investor Rights Agreement

In connection therewith, the Company entered into an Investor Rights Agreement with the Purchasers providing customary resale registration rights and, while the Purchasers and their affiliates collectively maintain at least 10% beneficial ownership, the right to designate one member of the Company’s Board of Directors.

The Investor Rights Agreement contains customary representations, warranties and agreements by the Company and the Purchasers, and customary conditions and other obligations of the parties.

The foregoing summary of the Investor Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investor Rights Agreement, which is filed as Exhibit 10.2 and is incorporated by reference.

Convertible Note Amendments

On March 24, 2026, the Company entered into amendments (the “Convertible Note Amendments”) to certain convertible notes (the “Convertible Notes”) issued pursuant to a purchase agreement dated September 8, 2025 with certain investors (the “Holders”). The Convertible Note Amendments amend Section 7 of the Convertible Notes to provide that if, as of May 8, 2027, the Company does not have at least 20,000,000 authorized shares of common stock available for issuance, the Company will use its best efforts to obtain stockholder approval at its 2027 annual meeting to increase its authorized common stock; and from and after May 8, 2027, the Company shall reserve and keep available such number of authorized and unissued shares as shall from time to time be necessary to permit full conversion of the Convertible Notes.

The foregoing is only a summary of the material terms of the Convertible Note Amendments, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Form of Convertible Note Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8‑K and incorporated herein by reference.

Item 3.02	Unregistered Sale of Securities

Based in part on representations made by the Purchasers in the Purchase Agreement, the sale of the Shares to the Purchasers will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

The information related to the issuance of the Shares contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 8.01	Other Events.

On March 24, 2026, the Company issued a press release announcing the Transaction and a collaboration with A‑Premium to launch JC Whitney‑branded SKUs. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements regarding the closing of the Transaction and anticipated use of proceeds. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements, including but not limited to risks related to the closing of the Transaction and other risks described in the Company’s filings with the Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements are based on current expectations and assumptions, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Purchase Agreement, dated as of March 21, 2026, by and among CarParts.com, Inc. and the Purchasers thereto
10.2	Form of Investor Rights Agreement, dated as of March 21, 2026, by and among CarParts.com, Inc. and the Purchasers thereto
10.3	Form of Convertible Note Amendment
99.1	Press Release, dated March 24, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2026	CARPARTS.COM, INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Interim Chief Financial Officer